Exhibit 99.1

www.alliancemma.com INVESTOR PRESENTATION April 2017 Paul K. Danner Chief Executive Officer

www.alliancemma.com April 2017 2 Alliance MMA, Inc . (“Alliance” or the “Company”) files quarterly, annual and other reports with the Securities and Exchange Commission (the “SEC”), which are available at www . sec . gov . Before you invest in our securities, you should read our reports that are on file with the SEC, together with the final prospectus for our initial public offering that was completed on September 30 , 2016 , which is also on file, for information about us and our business, financial condition, management and other matters that should be taken into account when considering an investment in our securities . You should pay particular attention to the section in the final prospectus entitled “Risk Factors” for a description of the primary risks facing us and to which an investment in our securities is subject . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of the final prospectus . Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied by the forward looking statements . DISCLAIMER

www.alliancemma.com After completing an Initial Public Offering and subsequent listing on the NASDAQ Capital Market in October 2016 , Alliance MMA, Inc . formed the largest group of regional mixed martial arts (MMA) sports organizations in the United States . Through its regional MMA promotions, the Company provides a prodigious showcase for aspiring MMA fighters who strive to advance to the sport's highest level of professional competition, including the Ultimate Fighting Championship (UFC) and and other top - tier MMA promotions . April 2017 3 OVERVIEW

www.alliancemma.com April 2017 4 STRATEGY Through the balance of 2017 , the Company intends to : • Acquire additional regional MMA promotions in order to develop a national footprint that will include geographic coverage of the top 20 media markets in the United States • Continue to integrate the operations of the acquired MMA promotions and existing business support units - SuckerPunch, Alliance Sports Media and CageTix - into a single, cohesive enterprise, and then apply best business practices and centralization of common business functions to minimize overhead and maximize profitability • Monetize the Company’s existing media library, and produce new, original live MMA programming created at our ongoing professional MMA events, through domestic and international distribution arrangements • Aggregate control of the sales chain by instituting the use of CageTix capabilities across the enterprise, with the objective of capturing additional profit margin and valuable customer data analytics • Leverage the Company’s national market presence to secure sponsorship arrangements with prominent consumer name brands

www.alliancemma.com April 2017 5 INDUSTRY HIGHLIGHTS • MMA is a full contact sport that permits fighters to use techniques from both striking and grappling martial arts such as Boxing, Wrestling, Taekwondo, Karate, Brazilian jiu - jitsu, Muay Thai and Judo . • Professional MMA fights are legal and regulated by athletic commissions in all 50 states . • Interest and participation in the sport is growing at a rapid pace - over 1 , 160 professional and pro - am events were held in the United States in 2014 , and over 3 , 050 such events were held in 2015 . According to the National MMA Registry, in 2015 there were a total of 15 , 105 professional MMA bouts and 12 , 190 amateur bouts worldwide . • There are in excess of 600 domestic regional MMA promotion companies promoting approximately 40,000 male and female professional and amateur fighters, according to Tapology.com, a leading online MMA forum. Worldwide, Tapology.com claims the number of MMA promotions exceeds 1,025, with in excess of 90,000 professional and amateur MMA fighters. • According to the UFC website, live MMA events are currently televised in over 129 countries and territories in approximately 800 million households in 28 languages .

PROGRESS TO DATE

Alliance MMA commenced operations at the completion of its IPO on September 30, 2016 through the asset acquisition of five regional MMA promotions, along with GoFightLive, an MMA media library and distribution platform, and CageTix, an electronic ticking platform.

During its first six months, the Company accomplished the following:

INFRASTRUCTURE

Recruited key executives and support personnel to support the Company's ambitious expansion plan

ACQUISITIONS

Completed the asset purchase of two additional regional MMA promotions and a prominent fighter representation firm, and signed formal Letters of Intent to acquire two additional regional MMA promotions

PARTNERSHIPS

Retained Kings Highway Media, a leading media rights consultancy, to assist in securing worldwide arrangements in broadcast television, internet streaming, and pay-per-view, through subscriptions and other means, and 160over90, a world-class branding agency, to create a comprehensive brand strategy that presents the Company's image and messaging as effectively as possible

April 2017 www.alliancemma.com 6

OPERATING ENTITIES

Promotional Events

- **Cage Fury Fighting Championship**
  Pennsylvania/New Jersey/San Diego
- **Shogun Fights**
  Maryland
- **Hoosier Fight Club**
  Illinois/Indiana
- **V3 Fights**
  Tennessee/Mississippi
- **Combat Games**
  Washington
- **IT Fight Series**
  Ohio
- **Fight Time Promotions**
  Florida

Business Support Units

- **CageTix**
  Electronic Ticketing Platform
- **SuckerPunch**
  Fighter Representation
- **Alliance Sports Media (formerly GFL)**
  Video Production & Distribution

April 2017 www.alliancemma.com 7

LEADERSHIP

Name	Years Experience	Selected Prior Experience
Paul Danner Chairman & Chief Executive Officer	38	Former CEO of three publicly traded companies, including a Nasdaq-listed roll-up venture. Broad-based executive with Fortune 50 experience who has conducted business operations on five continents. Formerly served as a Naval Aviator flying the F-14 Tomcat.
Robert Haydak President	25	Former CEO of of top ranked regional MMA promotion, Cage Fury Fighting Championships. Prior experience as a founder/CEO of two highly successful ventures provided formidable foundation in all aspects of business operations. Former NCAA Division 1 wrestler.
John Price Chief Financial Officer	26	Previous CFO of MusclePharm, a publicly traded sports nutritional supplement company. Seasoned CPA with broad operational experience in high growth domestic and international companies, including audit expertise gained through his prior affiliation with Ernst & Young.
James Byrne Chief Marketing Officer	38	Veteran of arena sports marketing, creating media opportunities, joint ventures & marketing partnerships. Senior marketing executive for Ultimate Fighting Championship, World Wrestling Entertainment and Glory Kickboxing. Formerly operated a boutique marketing consultancy serving clients including Saatchi & Saatchi and SONY Pictures Classics.
Jason Robinett Chief Technology Officer	21	Seasoned technology industry executive. Served as Chief Information Security Officer for Watermark Estate Management Services, a private entity responsible for Bill Gates' personal and family matters, as well as Director of Information Security for Expedia, Inc. where he created the company's global information security organization.

April 2017 www.alliancemma.com 8

www.alliancemma.com April 2017 9 STRUCTURE

www.alliancemma.com April 2017 10 REVENUE STREAMS REGIONAL MMA EVENTS • Includes gate receipts, venue fees, food & beverage, merchandise sales and local/regional sponsorships – varies by event MEDIA DISTRIBUTION • Monetization of fees through broadcast television advertising, internet streaming and pay - per - view fees, through subscriptions and other means NATIONAL SPONSORSHIPS • Promotional fees garnered through sponsorship arrangements with prominent, national consumer name brands FIGHTER MANAGEMENT • Management overrides associated with fighter purses, third - party video pay - per - view sales, personal brand sponsorships and ancillary activities

www.alliancemma.com April 2017 11 UNIT METRICS EVENTS • Ticket price range is approximately $40 - $200 • Local sponsorship target - $20K per event • Merchandise sales target - $4K per event • Average 8 events per year/regional promotion ACQUISITIONS • Total asset purchase value for regional promotions is based on 5 - 7 times projected annual profitability • Consideration is paid in a combination of equity (80%) plus cash (20%) • 30% of total asset purchase value is held in escrow, in the form of stock, and is delivered to seller only upon attainment of 100% of contractual first - year EBITDA target

www.alliancemma.com April 2017 12 BUSINESS DEVELOPMENT FLOW Identify Opportunities and Field Initial Inquiries Complete Follow Up Calls Conduct Fight Weekend Visit Create Comprehensive Site Visit Recap Assemble Basic P&L Data Organize Executive Management Discussion Formulate Go/No Go Decision Develop Offer Terms Supervise Due Diligence Activities Deliver and Execute Acquisition Documents

www.alliancemma.com April 2017 13 PROSPECT EVALUATION CRITERIA CRITERIA WEIGHT Attitude & Leadership Effectiveness 15 Resistance to Change 15 Future/Continued Profitability 10 Geographic Location 10 Venue Relationships 10 Content Distribution 5 Historic Revenue & Profitability 5 Industry Reputation 5 Existing Sponsorship Revenue 5 Fighters Under Contract 5 Content Library 3 Number of Events - Past 12 Months 3 Ownership Structure 3 Oustanding Liabilities 3 Social Media Presence 3 WEIGHTED AVERAGE SCORE 100

www.alliancemma.com April 2017 14 TOP 20 MEDIA MARKET COVERAGE Rank Metropolitan Market Regions / Areas Promotion 1 New York TBD 2 Los Angeles Roy Englebrecht Promotions 3 Chicago Hoosier Fight Club (HFC) 4 Philadelphia Cage Fury Fighting Championship (CFFC) 5 Dallas-Ft. Worth TBD 6 San Francisco-Oakland-San Jose TBD 7 Boston TBD 8 Atlanta National Fighting Championships (NFC) 9 Washington, DC Shogun Fights 10 Houston TBD 11 Detroit TBD 12 Phoenix TBD 13 Tampa-St. Petersburg Fight Time Promotions 14 Seattle-Tacoma Combat Games 15 Minneapolis-St. Paul TBD 16 Miami-Ft. Lauderdale Fight Time Promotions 17 Cleveland-Akron Iron Tight Fight Series 18 Denver TBD 19 Orlando-Daytona Beach-Melbourne Fight Time Promotions 20 Sacramento-Stockton-Modesto TBD

www.alliancemma.com Through the successful execution of a determined roll - up strategy effort, Alliance MMA intends to: • Build a family of 20 domestic regional MMA promotions that includes more than 150 professional MMA events per year • Integrate each of the acquired assets into a single, cohesive enterprise by introducing state - of - the - art processes, best business practices and economies of scale in operations to minimize overhead and maximize revenue • Leverage the Company’s national presence in the top 20 domestic media markets to secure sponsorship arrangements with prominent consumer name brands • Enter into domestic and international arrangements in broadcast television, internet streaming and pay - per - view, through subscriptions and other means, to effectively monetize new and existing content to the greatest extent possible • Transform the Company’s fighter management (SuckerPunch), production & media distribution (Alliance Sports Media) and ticketing platform (CageTix) into world class operations April 2017 15 SUMMARY

www.alliancemma.com April 2017 16 SELECT FINANCIAL DATA Exchange NASDAQ Trading Symbol AMMA IPO Date 30-Sep-2016 Gross Proceeds from IPO $10,000,373 Total Shares Sold in IPO 2,222,308 Current Shares Issued & Outstanding 9,404,462 Average Daily Share Volume (post-IPO) 24,178 Market Capitalization $24.5MM 52- Week Share Range $5.47/$2.60 (Source: NASDAQ, as of 7 Mar 2017)

www.alliancemma.com April 2017 17 Jim Platek Director, Investor Relations Alliance MMA, Inc. 590 Madison Avenue, 21 st Floor New York, NY 10022 (908) 591 - 7859 jplatek@alliancemma.com